UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 27, 2004

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number:   0-23832

Florida (State or other jurisdiction of incorporation or organization)	59-2280364 (IRS Employer Identification Number)
4345 Southpoint Blvd. Jacksonville, Florida (Address of principal executive offices)	32216 (Zip code)
Registrant's telephone number	(904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of PSS World Medical, Inc. (the “Company”), dated August 27, 2004, announcing that the Company anticipates that it will deliver and bill its sales of influenza virus vaccine in its third quarter of Fiscal 2005.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

Exhibit Number	Description
99.1	Press Release dated August 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2004

PSS WORLD MEDICAL, INC.

By: /s/ David M. Bronson Name: David M. Bronson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated August 27, 2004.